[GRAPHIC  OMITED]

                                                                    EXHIBIT 10.5
                                                               STATEMENT OF WORK


                                  AMENDMENT #1


This  addendum is to our original Statement of Work: WEB HOSTING SERVICES signed
                                                     --------------------
October  1,  2003.

National EDGAR Services and KORE have jointly agreed to reduce the monthly hosting fee from US $1,000.00 per month to CAD $500.00 per month.


Agreed  to:                            Agreed  to:

National  EDGAR  Services  Inc.        Cordexa  Networks  Corp.
633  East  11th  Street                938  Howe  Street,  Suite  402
North  Vancouver,  BC  V7L 2H7         Vancouver,  BC  V6Z1N9
Canada                                 Canada

/s/ Todd Cusolle                       /s/ Matt Sebal
----------------------------------     ----------------------------------
Scott Kerr                             Todd Cusolle

President                              VP Technology

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Date:  July 1, 2004                    Date:  July 1, 2003


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